UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 12, 2020

____________________

Rapid Therapeutic Science Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-55018 (Commission File Number)	46-2111820 (I.R.S. Employer Identification No.)

5580 Peterson Lane, Suite 200 Dallas, TX (Address of principal executive offices)	75240 (Zip code)

(800) 497-6059

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

EXPLANATORY NOTE

Rapid Therapeutic Science Laboratories, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2020 (the “Initial Report”), which disclosed the closing of an Asset Purchase and Sales Agreement (the “Purchase Agreement”) with Razor Jacket, LLC (“Razor Jacket”) and its owners, Frank Gill (“Gill”) and Ryan Johnson (“Johnson”, and collectively with Gill and Razor Jacket, the “Sellers”).

At the time of the filing of the Initial Report, the Company stated that it intended to file the audited and pro forma financial information associated with the acquisition of Razor Jacket’s assets, to the extent required, within 71 days from the date that such Initial Report was required to be filed.

The information previously reported in the Initial Report is hereby incorporated by reference into this Amendment No. 1. This Amendment No. 1 on Form 8-K/A is being filed solely to provide information required by Item 9.01 of Form 8-K and does not amend the Initial Report in any manner other than such Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The audited balance sheets of Razor Jacket as of September 30, 2020 and March 31, 2020, and the related statements of operations, members’ equity, and cash flows for the six months ended September 30, 2020 and for the period from inception on July 12, 2019 to March 31, 2020, including the Report of Independent Registered Public Accounting Firm, and the notes related thereto, are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b)  Pro Forma Financial Information

The Company has prepared unaudited pro forma financial statements to present the impact of the acquisition of the subject assets from Razor Jacket on the terms indicated in the Initial Report. These unaudited pro forma financial statements should be read in conjunction with the Company’s historical consolidated financial statements and the related notes that are included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and its Annual Report on Form 10-K for the year ended March 31, 2020.

(d)  Exhibits.

Exhibit Number	Description of Exhibit

99.1*

Audited balance sheets of Razor Jacket, LLC as of September 30, 2020 and March 31, 2020, and the related statements of operations, members’ equity, and cash flows for the six months ended September 30, 2020 and for the period from inception on July 12, 2019 to March 31, 2020, including the Report of Independent Registered Public Accounting Firm, and the notes related thereto.

99.2*	Unaudited pro forma combined financial statements and notes related thereto as of and for the six month period ended September 30, 2020 and for the year ended March 31, 2020.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAPID THERAPEUTIC SCIENCE

LABORATORIES, INC.

Date: January 8, 2021

/s/ Donal R. Schmidt, Jr.

Name: Donal R. Schmidt, Jr.

Title: Chief Executive Officer